UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
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☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to §240.14a-12
Travelzoo
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4	Date Filed:

TRAVELZOO
590 Madison Avenue
35th Floor
New York, NY 10022

IMPORTANT NOTICE
ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, MAY 29, 2020
The following Notice of 2020 Annual Meeting of Stockholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of Travelzoo (“Travelzoo”), dated April 16, 2020, furnished to Travelzoo stockholders in connection with the solicitation of proxies by the Board of Directors of Travelzoo for use at the Annual Meeting of Stockholders to be held on Friday, May 29, 2020 (the “Annual Meeting”). The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting format only, via webcast, at www.virtualshareholdermeeting.com/TZOO2020.
This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 13, 2020.
THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Travelzoo
590 Madison Avenue, 35th Floor
New York, NY 10022
Notice of 2020 Annual Meeting of Stockholders

Friday, May 29, 2020	www.virtualshareholdermeeting.com/TZOO2020
10:00 a.m. Pacific Daylight Time
To the Stockholders of Travelzoo:
Due to the ongoing public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, employees, and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Travelzoo (“Travelzoo” or the “Company”) has been changed to a virtual meeting format only, via webcast, as noted as a possibility in Travelzoo’s proxy statement filed with the Securities and Exchange Commission on April 16, 2020 (the “Proxy Statement”). You will not be able to attend the Annual Meeting physically in person. The Annual Meeting will continue to be held on Friday, May 29, 2020 at 10:00 a.m. PDT.
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to attend and participate in the Annual Meeting if you were a stockholder at the close of business on April 1, 2020, the record date.
If you are a stockholder, you must enter the 16-digit control number found on your proxy card or your voting instruction form previously sent to you to vote in advance of or during the Annual Meeting and/or to attend and participate in the Annual Meeting. (If your shares are held in an account at a broker, bank or other similar organization and you previously requested a legal proxy from such organization, you may also use such legal proxy to vote at and/or attend and participate in the Annual Meeting.) If you have already voted, you do not need to vote again. Whether or not you plan to attend and participate in the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described in the previously distributed proxy materials.
Annual Meeting Information
The agenda for the Annual Meeting is:

•
To elect five members of the Company's Board of Directors (the "Board"), each to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal ("Proposal 1");

•	To vote to approve option grant to Chairman ("Proposal 2");

•	To vote to approve option grants to key employees ("Proposal 3");

•	To vote to approve option grant increases and repricing ("Proposal 4");

•	To vote, on non-binding advisory basis, to approve executive compensation ("Proposal 5");

•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
For more information about the virtual Annual Meeting, please refer to the “Additional Information About the Virtual Annual Meeting” section on the next page of this Notice.

For information about Travelzoo, please visit our website at www.travelzoo.com.
On behalf of Travelzoo’s Board of Directors
TRAVELZOO
CHRISTINA SINDONI CIOCCA
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2020
Additional Information About the Virtual Annual Meeting
Attendance and Participation
Our virtual Annual Meeting will be conducted on the internet via webcast. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TZOO2020. Stockholders will be able to vote their shares electronically during the Annual Meeting.
Stockholders who would like to attend and participate in the Annual Meeting will need the 16-digit control number included on their proxy card or voting instruction form. The Annual Meeting will begin promptly at 10:00 a.m. PDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m. PDT.
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
We have also provided details on how to attend and participate in the Annual Meeting at http://ir.travelzoo.com/investor-relations. We encourage you to check this website prior to the Annual Meeting if you plan to attend.
Questions and Information Accessibility
Stockholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/TZOO2020, typing your question into the “Ask a Question” field, and clicking “Submit.”
Questions pertinent to the Annual Meeting will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, http://ir.travelzoo.com/investor-relations, as soon as practical after the Annual Meeting.
Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting, including the list of our stockholders of record, will be available at www.virtualshareholdermeeting.com/TZOO2020. In addition, information on how to obtain access to the list of stockholders of record entitled to vote at the Annual Meeting, which may be via a reasonably accessible electronic network, will be available during the ten days preceding the Annual Meeting on our website at http://ir.travelzoo.com/investor-relations.
Technical Difficulties
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/TZOO2020 for assistance. Technical support will be available beginning at 9:45 a.m. PDT on May 29, 2020 through the conclusion of the Annual Meeting.
Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/TZOO2020.

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